Exhibit 99.1
FOR IMMEDIATE RELEASE
Emdeon Reports Third Quarter 2009 Results
•	10.6% Revenue Growth Over Third Quarter 2008

•	16.0% Increase in Adjusted EBITDA Over Third Quarter 2008
NASHVILLE, Tenn. (November 10, 2009) — Emdeon (NYSE: EM), a leading provider of healthcare revenue and payment cycle management solutions, today announced financial results for the third quarter of 2009.
Third quarter revenue was $235.5 million, an increase of 10.6%, compared to $212.8 million for the same period in the prior year. GAAP operating income for the third quarter of 2009 was $18.0 million compared to $23.1 million for the same period last year. Excluding equity compensation expense of $12.6 million for the third quarter of 2009, primarily related to Emdeon’s August 2009 public offering, and $0.7 million for the third quarter of 2008, operating income for the third quarter of 2009 would have been $30.6 million compared to $23.8 million for the prior year period.
Third quarter Adjusted EBITDA grew 16.0%, to $60.2 million, or 25.6% of revenue, from Adjusted EBITDA of $51.9 million, or 24.4% of revenue, in the comparable period last year. GAAP net income (loss) per diluted share for the third quarter of 2009 was $(0.09) as compared to $(0.02) in the same period last year, primarily as a result of the equity compensation expense associated with the public offering and income tax expense primarily related to Emdeon’s capital structure and valuation allowances reflected in the current year period. Adjusted Net Income per fully diluted share for the third quarter of 2009 was $0.21 compared to $0.17 for the same period last year using pro forma adjusted fully diluted shares outstanding.
“We are pleased with Emdeon’s financial performance for our initial quarter as a public company,” said George Lazenby, Emdeon’s chief executive officer. “During the period, we continued to execute on our strategies to expand the breadth and scope of our product and service offerings, including significant progress on integration efforts related to our recent acquisitions. We are particularly encouraged by the positive sales momentum generated in our key strategic areas of enhanced revenue cycle management, payment integrity and ePrescribing solutions.”
At September 30, 2009, Emdeon’s cash and cash equivalents totaled $195 million. Total long-term debt under Emdeon’s credit facilities was $858 million, before unamortized debt discount of $56 million.
“We posted solid financial results in the third quarter. In addition, the proceeds from our public offering and our continued strong cash flow from operations have further strengthened Emdeon’s financial position,” said Bob Newport, Emdeon’s chief financial officer. “We continue to streamline our operations and improve our efficiencies while making the appropriate investments to enhance our long-term success.”

A reconciliation of Emdeon’s financial results determined in accordance with U.S. Generally Accepted Accounting Principles (GAAP) to certain non-GAAP financial measures has been provided in the financial statement tables included in this release to supplement its consolidated financial statements presented on a GAAP basis. An explanation of these non-GAAP measures is also included below under the heading “Explanation of Non-GAAP Financial Measures.”
Financial Outlook
Emdeon currently anticipates its annual revenue, Adjusted EBITDA and Adjusted Net Income per fully diluted share for 2009 to be as follows:
•	2009 revenue to be between $915 to $925 million

•	2009 Adjusted EBITDA to be between $234 to $239 million

•	2009 Adjusted Net Income per fully diluted share to be between $0.80 to $0.86
Notice of Conference Call and Webcast
Emdeon will conduct a conference call/webcast for investors and institutional analysts on Tuesday, November 10, 2009 at 5:00 pm Eastern Time/4:00 pm Central Time to discuss Emdeon’s financial results.
To access Emdeon’s live conference call and webcast, dial 800-561-2601 (617-614-3518 for international calls) using conference code 12408553 or visit the Investors section of Emdeon’s website: www.emdeon.com. Please go to the website at least 15 minutes prior to the event to register, download and install any necessary audio/video software to access the webcast. For those unable to listen to the live broadcast, conference call replay will be available for one week following the conference call by calling 888-286-8010 (617-801-6888 for international calls) using conference code 32630077. A webcast replay will also be archived on Emdeon’s website for at least 30 days following the conference call.
About Emdeon
Emdeon (NYSE: EM) is a leading provider of revenue and payment cycle management solutions, connecting payers, providers and patients in the U.S. healthcare system. Emdeon’s product and service offerings integrate and automate key business and administrative functions of its payer and provider customers throughout the patient encounter. Through the use of Emdeon’s comprehensive suite of products and services, which are designed to easily integrate with existing technology infrastructures, customers are able to improve efficiency, reduce costs, increase cash flow and more efficiently manage the complex revenue and payment cycle process. For more information, visit www.emdeon.com.
Forward-Looking Statements
Statements made in this press release that express Emdeon’s or management’s intentions, plans, beliefs, expectations or predictions of future events are forward-looking statements, which Emdeon intends to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions.

Forward-looking statements may include information concerning Emdeon’s possible or assumed future results of operations, including descriptions of Emdeon’s revenues, profitability, outlook and overall business strategy. You should not place undue reliance on these statements because they are subject to numerous uncertainties and factors relating to Emdeon’s operations and business environment, all of which are difficult to predict and many of which are beyond Emdeon’s control. Although Emdeon believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Emdeon’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including but not limited to: effects of competition, including competition from entities that are customers for certain of Emdeon’s products and services; Emdeon’s ability to maintain relationships with its customers and channel partners; Emdeon’s ability to effectively cross-sell its products and services to existing customers and to develop and successfully deploy new or updated products and services; pricing pressures on Emdeon’s products and services; the anticipated benefits from acquisitions not being fully realized or not being realized within the expected time frames; and general economic, business or regulatory conditions affecting the healthcare information technology and services industries; as well as the other risks discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections and elsewhere in Emdeon’s Registration Statement on Form S-1 and the accompanying Prospectus thereto, as filed with the Securities and Exchange Commission (the “SEC”), as well as Emdeon’s periodic reports filed with the SEC and other public filings of Emdeon.
You should keep in mind that any forward-looking statement made by Emdeon herein, or elsewhere, speaks only as of the date on which made. Emdeon expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in Emdeon’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.
# # #
Contacts:
Investor Relations
Tommy Lewis
615.932.3235
tlewis@emdeon.com

Emdeon Inc.
Condensed Consolidated Statements of Operations
(unaudited and amounts in thousands, except share and per share amounts)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2008	2009	2008	2009

Revenue	$212,808	$235,462	$635,666	$679,888
Costs and expenses:
Cost of operations (exclusive of depreciation and amortization below)	134,451	146,471	405,423	418,079
Development and engineering	7,312	10,045	21,029	24,425
Sales, marketing, general and administrative	22,220	33,823	69,309	85,146
Depreciation and amortization	25,710	26,667	71,979	77,051
Loss on abandonment of leased properties	—	482	—	742

Operating income	23,115	17,974	67,926	74,445
Interest income	(328)	(27)	(931)	(81)
Interest expense	20,410	17,219	49,899	52,330

Income before income tax provision	3,033	782	18,958	22,196
Income tax provision	3,512	9,245	11,202	12,885

Net income (loss)	(479)	(8,463)	7,756	9,311
Net income (loss) attributable to noncontrolling interest	766	(1,246)	2,620	2,871

Net income (loss) attributable to Emdeon Inc.	$(1,245)	$(7,217)	$5,136	$6,440

Net income (loss) per share Class A common stock:
Basic	$(0.02)	$(0.09)	$0.07	$0.08

Diluted	$(0.02)	$(0.09)	$0.07	$0.08

Weighted average common shares outstanding:
Basic	77,413,610	84,522,085	73,889,095	79,809,140

Diluted	77,413,610	84,522,085	73,889,095	79,856,588

Emdeon Inc.
Condensed Consolidated Balance Sheets
(unaudited and amounts in thousands, except share amounts)

	December 31,	September 30,
	2008	2009
Assets
Current assets:
Cash and cash equivalents	$71,478	$194,989
Accounts receivable, net of allowance for doubtful accounts of $4,576 and $4,499 at December 31, 2008 and September 30, 2009, respectively	144,149	152,460
Deferred income tax assets	2,285	6,233
Prepaid expenses and other current assets	21,137	17,272

Total current assets	239,049	370,954
Property and equipment, net	136,038	144,324
Goodwill	646,851	703,008
Intangible assets, net	971,001	963,010
Other assets, net	7,340	1,526

Total assets	$2,000,279	$2,182,822

Liabilities and equity
Current liabilities:
Accounts payable	$805	$5,623
Accrued expenses	79,513	77,808
Deferred revenues	12,056	12,795
Current portion of long- term debt	17,244	5,139

Total current liabilities	109,618	101,365
Long- term debt, excluding current portion	807,986	796,768
Deferred income tax liabilities	159,811	151,869
Tax receivable agreement obligation to related parties	—	141,745
Other long- term liabilities	44,711	29,334
Commitments and contingencies
Equity:
Preferred stock (par value $0.00001), 25,000,000 shares authorized and 0 shares issued and outstanding	—	—
Class A common stock (par value $0.00001), 400,000,000 shares authorized and 77,413,610 and 90,238,893 shares outstanding at December 31, 2008 and September 30, 2009, respectively	1	1
Class B common stock (par value $0.00001), 52,000,000 shares authorized and 22,586,390 and 24,752,955 shares outstanding at December 31, 2008 and September 30, 2009, respectively	—	—
Additional paid- in capital	670,702	732,836
Accumulated other comprehensive loss	(23,195)	(15,511)
Retained earnings	24,123	30,563

Emdeon Inc. stockholders’ equity	671,631	747,889
Noncontrolling interest	206,522	213,852

Total equity	878,153	961,741

Total liabilities and equity	$2,000,279	$2,182,822

Emdeon Inc.
Condensed Consolidated Statements of Cash Flows
(unaudited and amounts in thousands)

	For the Nine Months
	Ended September 30,
	2008	2009
Operating activities
Net income	$7,756	$9,311
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	71,979	77,051
Equity compensation expense	5,813	21,499
Deferred income tax expense (benefit)	4,925	(1,360)
Amortization of debt issuance costs	141	143
Amortization of debt discount	7,066	8,699
Amortization of discontinued cash flow hedge from other comprehensive income	7,011	5,968
Change in fair value of interest rate swap	(12,714)	—
Loss on abandonment of leased properties	—	742
Loss on disposal of fixed assets	72	56
Changes in operating assets and liabilities:
Accounts receivable	(16,968)	(3,990)
Prepaid expenses and other	(9,760)	4,911
Accounts payable	(3,392)	3,515
Accrued expenses and other liabilities	(2,507)	(6,199)
Deferred revenues	2,879	737

Net cash provided by operating activities	62,301	121,083

Investing activities
Purchases of property and equipment	(13,942)	(30,563)
Payments for acquisitions, net of cash acquired	(19,090)	(75,871)
Purchase of EBS Master LLC	(306,260)	—

Net cash used in investing activities	(339,292)	(106,434)

Financing activities
Proceeds from initial public offering	—	148,261
Repurchase of Class A common stock	—	(1,573)
Repurchase of Units of EBS Master LLC	—	(5,372)
Debt principal payments	(5,662)	(21,663)
Payments on revolver	—	(10,201)
Payment of loan costs	—	(359)
Capital contributions from stockholders	307,451	203
Distribution to shareholders	(317)	(434)

Net cash provided by financing activities	301,472	108,862

Net increase in cash and cash equivalents	24,481	123,511
Cash and cash equivalents at beginning of period	33,687	71,478

Cash and cash equivalents at end of period	$58,168	$194,989

Segment Information
(unaudited and amounts in thousands)

	For the Three Months Ended September 30, 2008					For the Three Months Ended September 30, 2009
				Corporate &					Corporate &
	Payer	Provider	Pharmacy	Eliminations	Consolidated	Payer	Provider	Pharmacy	Eliminations	Consolidated
Revenue to external customers
Claims management	$44,066	$—	$—	$—	$44,066	$46,072	$—	$—	$—	$46,072
Payment services	48,699		—	—	48,699	53,345	—	—	—	53,345
Patient statements	—	66,279	—	—	66,279	—	69,840	—	—	69,840
Revenue cycle management	—	36,256	—	—	36,256	—	39,041	—	—	39,041
Dental	—	7,939	—	—	7,939	—	7,978	—	—	7,978
Pharmacy services	—	—	9,569	—	9,569	—	—	19,186	—	19,186
Inter-segment revenue	77	512	—	(589)	—	297	416	—	(713)	—

Total revenue	92,842	110,986	9,569	(589)	212,808	99,714	117,275	19,186	(713)	235,462
Costs and expenses:
Cost of operations	60,528	72,546	1,816	(439)	134,451	65,805	75,070	6,158	(562)	146,471
Development and engineering	2,655	3,608	1,049	—	7,312	3,847	4,297	1,901	—	10,045
Sales, marketing, general and administrative	6,004	7,136	1,002	8,078	22,220	8,037	9,038	3,413	13,335	33,823
Loss on abandonment	—	—	—	—	—	—	—	—	482	482

Segment contribution(1)	$23,655	$27,696	$5,702	$(8,228)	48,825	$22,025	$28,870	$7,714	$(13,968)	44,641

Depreciation and amortization					25,710					26,667
Interest income					(328)					(27)
Interest expense					20,410					17,219

Income before income tax provision					$3,033					$782

	For the Nine Months Ended September 30, 2008					For the Nine Months Ended September 30, 2009
				Corporate &					Corporate &
	Payer	Provider	Pharmacy	Eliminations	Consolidated	Payer	Provider	Pharmacy	Eliminations	Consolidated
Revenue to external customers
Claims management	$134,621	$—	$—	$—	$134,621	$137,440	$—	$—	$—	$137,440
Payment services	142,522		—	—	142,522	156,433	—	—	—	156,433
Patient statements	—	198,500	—	—	198,500	—	207,304	—	—	207,304
Revenue cycle management	—	106,894	—	—	106,894	—	114,825	—	—	114,825
Dental	—	23,938	—	—	23,938	—	23,690	—	—	23,690
Pharmacy services	—	—	29,191	—	29,191	—	—	40,196	—	40,196
Inter-segment revenue	298	1,647	—	(1,945)	—	434	1,388	—	(1,822)	—

Total revenue	277,441	330,979	29,191	(1,945)	635,666	294,307	347,207	40,196	(1,822)	679,888
Costs and expenses:
Cost of operations	182,838	218,311	5,687	(1,413)	405,423	188,094	221,464	9,947	(1,426)	418,079
Development and engineering	7,453	10,472	3,104	—	21,029	9,172	11,283	3,970	—	24,425
Sales, marketing, general and administrative	18,727	22,888	2,896	24,798	69,309	20,461	24,335	5,439	34,911	85,146
Loss on abandonment	—	—	—	—	—	—	—	—	742	742

Segment contribution(1)	$68,423	$79,308	$17,504	$(25,330)	139,905	$76,580	$90,125	$20,840	$(36,049)	151,496

Depreciation and amortization					71,979					77,051
Interest income					(931)					(81)
Interest expense					49,899					52,330

Income before income tax provision					$18,958					$22,196

(1)	Segment contribution has been reduced by equity-based compensation expense of $749, $12,554, $5,813, and $21,499 for the three months ended September 30, 2008 and September 30, 2009 and for the nine months ended September 30, 2008 and September 30, 2009, respectively. Segment contribution without such equity-based compensation expense would have been $49,574, $57,195, $145,718 and $172,995 for the three months ended September 30, 2008 and September 30, 2009 and for the nine months ended September 30, 2008 and September 30, 2009, respectively.

Explanation of Non-GAAP Financial Measures
Emdeon’s management team believes that in order to properly understand Emdeon’s short-term and long-term financial trends, investors may wish to consider the impact of certain non-cash or non-operating items, when used as a supplement to financial performance measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). These items result from facts and circumstances that vary in frequency and/or impact continuing operations. In addition, management uses results of operations before such items to evaluate the operational performance of Emdeon as a basis for strategic planning and, in the case of Adjusted EBITDA, as a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation plans for employees generally. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition to the description provided below, reconciliations of GAAP to non-GAAP results are provided in the financial statement tables included in this release.
In this release, Emdeon defines Adjusted EBITDA as EBITDA (which is defined as net income (loss) before net interest expense, income tax provision (benefit) and depreciation and amortization), plus certain other non-cash or non-operating items (collectively, “EBITDA Adjustments”).
In this release, Emdeon defines Adjusted Net Income as the sum of (i) GAAP net income (loss), (ii) EBITDA Adjustments, (iii) non-cash interest expense and (iv) depreciation and amortization expense resulting from adjustments of assets to fair value in connection with acquisition accounting, less income taxes computed based on a normalized income tax rate which removes the income tax impact arising from Emdeon’s structure. Emdeon defines Adjusted Net Income per fully diluted share as the quotient of Adjusted Net Income and weighted average shares outstanding, assuming all potentially dilutive securities are fully outstanding shares from their date of grant or issuance.
To properly and prudently evaluate Emdeon’s business, Emdeon encourages investors to review the GAAP financial information included in this release, and not rely on any single financial measure to evaluate Emdeon’s business. Emdeon also strongly encourages investors to review the reconciliation of GAAP net income (loss) and GAAP net income (loss) per diluted share to the applicable non-GAAP measures of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per fully diluted share. These non-GAAP measures, as Emdeon defines them, may not be similar to non-GAAP measures used by other companies.
Management uses Adjusted EBITDA and Adjusted Net Income per fully diluted share to facilitate a comparison of Emdeon’s operating performance on a consistent basis from period to period that, when viewed in combination with Emdeon’s GAAP results, management believes provides a more complete understanding of factors and trends affecting Emdeon’s business than GAAP measures alone. Management believes these non-GAAP measures assist Emdeon’s board of directors, management, lenders and investors in comparing Emdeon’s operating performance on a consistent basis because they remove where applicable, the impact of Emdeon’s capital and organizational structure, asset base, acquisition accounting, non-cash charges and non-recurring items from Emdeon’s operations.

Emdeon Inc.
Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA

	Unaudited (000s)
	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2008	2009	2008	2009

Net income (loss)	$(479)	$(8,463)	$7,756	$9,311
Interest expense (income), net	20,082	17,192	48,968	52,249
Income tax provision (benefit)	3,512	9,245	11,202	12,885

Operating income	23,115	17,974	67,926	74,445

Depreciation and amortization	25,710	26,667	71,979	77,051

EBITDA	48,825	44,641	139,905	151,496

Equity-based compensation	749	12,554	5,813	21,499
Purchase accounting adjustments	1,278	311	4,745	1,189
IPO-related transaction costs	300	1,263	300	1,513
Facilities consolidation costs	758	955	774	1,215
Acquisition related costs	—	476	95	772

EBITDA Adjustments	3,085	15,559	11,727	26,188

Adjusted EBITDA	$51,910	$60,200	$151,632	$177,684

Emdeon Inc.
Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income

	Unaudited (000s)
	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2008	2009	2008	2009

Net income (loss)	$(479)	$(8,463)	$7,756	$9,311
EBITDA Adjustments	3,085	15,559	11,727	26,188
Non-cash interest expense	4,638	5,073	1,793	14,810
Depreciation and amortization resulting from acquisition method adjustments	18,580	19,454	51,960	56,986
Adjustment to normalize income tax provision (benefit)	(8,076)	(6,898)	(22,151)	(34,586)

Adjusted Net Income	$17,748	$24,725	$51,085	$72,709

Emdeon Inc.
Reconciliation of Diluted Net Income (Loss) Per Diluted Share of Class A Common Stock to
Adjusted Net Income Per Fully Diluted Share(1)

	Unaudited
	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2008	2009	2008	2009

Diluted net income (loss) per share Class A common stock	$(0.02)	$(0.09)	$0.07	$0.08

Impact of assuming full dilution of all outstanding equity instruments for the period	0.02	0.02	0.01	0.00
Adjustments on a per share basis:
EBITDA Adjustments	0.03	0.13	0.11	0.24
Non-cash interest expense	0.04	0.04	0.02	0.13
Depreciation and amortization resulting from acquisition method adjustments	0.18	0.17	0.49	0.52
Adjustment to normalize income tax provision (benefit)	(0.08)	(0.06)	(0.21)	(0.31)

Adjusted Net Income per fully diluted share	$0.17	$0.21	$0.49	$0.66

(1)	The calculation of Adjusted Net Income per fully diluted share assumes the following equity-based instruments were fully converted into Class A common stock on their date of issuance:

	Unaudited (shares in 000s)
	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
Weighted average of:	2008	2009	2008	2009

Class A shares outstanding	77,414	84,522	73,889	79,809
Class B shares outstanding	24,707	25,746	28,126	25,135
Restricted stock units outstanding	919	889	899	933
Options to purchase Class A shares outstanding	2,835	5,023	2,346	3,932

Shares assumed in Adjusted Net Income per fully diluted share calculation	105,875	116,180	105,260	109,809